Financial risk management - Disclosure of reconciliation of the group's cash net of debt to total consolidated equity (Detail) - EUR (€) € in Thousands	Jun. 30, 2023	Dec. 31, 2022	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Summary of reconciliation of the Groups cash net of debt to total consolidated equity [Line Items]
Cash net of debt	€ 21,175	€ (58,264)		€ (21,887)
Total equity	243,737	300,806	€ 218,119	290,826	€ 250,395	€ 323,467
Total capital	€ 264,912	€ 242,542		€ 268,939
Gearing ratio	8.00%	(24.00%)		(8.00%)